Nationwide Variable Insurance Trust

American Century NVIT Growth Fund	NVIT Money Market Fund
American Century NVIT Multi Cap Fund	NVIT Multi-Manager International Growth Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager International Value Fund
NVIT Comstock Value Fund (formerly, Van Kampen NVIT Comstock Value Fund)	NVIT Multi-Manager Large Cap Growth Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Large Cap Value Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Mid Cap Growth Fund
NVIT Bond Index Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Core Plus Bond Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Developing Markets Fund	NVIT Multi-Manager Small Company Fund
NVIT Emerging Markets Fund	NVIT Multi Sector Bond Fund
NVIT Enhanced Income Fund	NVIT Nationwide Fund
NVIT Government Bond Fund	NVIT Real Estate Fund
NVIT International Equity Fund	NVIT S&P 500 Index Fund
NVIT International Index Fund	NVIT Short Term Bond Fund
NVIT Large Cap Growth Fund	NVIT Small Cap Index Fund
NVIT Mid Cap Index Fund	Templeton NVIT International Value Fund

Supplement dated December 11, 2013
to the Statement of Additional Information (“SAI”) dated May 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Multi-Manager Mid Cap Value Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 11, 2013, the Board approved the termination of Columbia Management Investment Advisers, LLC (“CMIA”) as a subadviser to the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”) and approved the appointment of WEDGE Capital Management L.L.P. (“WEDGE”) as a new subadviser to the Fund.  This change is anticipated to be implemented on or around December 13, 2013 (the “Effective Date”).

2.	As of the Effective Date, all references to, and information regarding, CMIA in the SAI are deleted.

3.	As of the Effective Date, the following information supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on pages 60-64 of the SAI:

Fund	Subadvisers
NVIT Multi-Manager Mid Cap Value Fund	American Century Thompson, Siegel & Walmsley LLC WEDGE Capital Management L.L.P.

WEDGE Capital Management L.L.P. (“WEDGE”) is located at 301 S. College Street, Suite 2920, Charlotte, North Carolina 28202.  WEDGE has been active in the management of client portfolios since 1984.  WEDGE is independently owned by eight general partners and is organized as a limited liability partnership under the laws of North Carolina.

4.           As of the Effective Date, Appendix B and Appendix C are supplemented as follows:

APPENDIX B – PROXY VOTING GUIDELINES SUMMARIES

WEDGE Capital Management L.L.P. (“WEDGE”)

WEDGE established this policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor. This policy applies to accounts in which WEDGE has voting authority. WEDGE’s authority to vote client proxies is established by an advisory contract or a comparable document.

Voting Guidelines
The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security. If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting. Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE casts votes in the best economic interest of shareholders. Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis. Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co., LLC (“Glass Lewis”). (Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.) If an analyst chooses to vote against management’s recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Votes should be cast either “For” or “Against.” In very limited instances an abstention may be appropriate, in which case, the analyst should document why he or she abstained. This will be documented in the vote management software by the proxy department.

Conflicts of Interest
All conflicts of interest are to be resolved in the best interest of our clients.

To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.

All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards. Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:

1. An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.

2. An analyst has a personal relationship with someone (e.g., a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.

3. The company in question is a client or prospective client of the firm.

If any of the three criteria listed above is met, or if the analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (“PCIF”). The PCIF identifies the potential conflict of interest and is used to document the review of the vote.

For items 1 and 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest. If the consulting analyst disagrees with the voting analyst’s vote recommendation, a Management Committee member must be consulted. For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote. The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.

Due to the importance placed on Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest. The independence of Glass Lewis will be reviewed during each audit of the proxy process.

Proxy Voting Records
As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:

•	The Proxy Policy
•	Record of each vote cast on behalf of WEDGE's clients
•	Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs
•	Each written client request for proxy voting records and WEDGE’s written response to any written or oral client request

Policy Disclosure
On an annual basis, WEDGE will send Form ADV Part 2 to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted. Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at the address below.
Attention: Proxy Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002
Via E-mail: proxy@wedgecapital.com

APPENDIX C – PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of October 31, 2013)
WEDGE Capital Management L.L.P.
Paul VeZolles, CFA	NVIT Multi-Manager Mid Cap Value Fund	None
John Norman	NVIT Multi-Manager Mid Cap Value Fund	None
John Carr	NVIT Multi-Manager Mid Cap Value Fund	None

DESCRIPTION OF COMPENSATION STRUCTURE

WEDGE Capital Management L.L.P. (“WEDGE”)

WEDGE structures its incentive compensation plans to reward all professionals for their contribution to the growth and profitability of the firm. Compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager.  General Partners, including Paul VeZolles and John Norman, are compensated via a percentage of the firm’s net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals, including John Carr, receive a competitive salary and bonus based on the firm’s investment and business success and their specific contribution to that record. Measurements are based on both quantitative and qualitative statistics. WEDGE employees are not subject to employment contracts but the firm’s eight General Partners must abide by the Partnership Agreement, which, among many provisions, includes non‐compete clauses and required minimum years of service.

OTHER MANAGED ACCOUNTS as of October 31, 2013

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

WEDGE Capital Management L.L.P.
Paul VeZolles, CFA	Mutual Funds: 3 accounts, $449,619,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 159 accounts, $4,988,886,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
John Norman	Mutual Funds: 3 accounts, $449,619,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 159 accounts, $4,988,886,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
John Carr	Mutual Funds: 3 accounts, $449,619,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 159 accounts, $4,988,886,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

WEDGE Capital Management L.L.P. (“WEDGE”)

During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients.  Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities.  WEDGE is therefore forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale.  When trading securities, WEDGE must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm’s conflict to obtain best execution of client transactions versus offsetting the cost of research or enhancing its relationship with a broker for potential future gain.  And finally, WEDGE must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts.

To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur.  WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE